Exhibit 10
FIRST AMENDMENT TO THE
BOB EVANS FARMS, INC. AND AFFILIATES
THIRD AMENDED AND RESTATED
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
     This First Amendment (this “Amendment”) to the Bob Evans Farms, Inc. and Affiliates Third Amended and Restated Supplemental Executive Retirement Plan (the “Plan”) is effective as of June 10, 2009.
     WHEREAS, Bob Evans Farms, Inc. (the “Corporation”) maintains the Plan; and
     WHEREAS, pursuant to Section 8.01 of the Plan, the Corporation desires to amend the Plan effective June 10, 2009 to freeze the Plan with respect to new participants;
     NOW, THEREFORE, the Plan is hereby amended as follows:
     1. Section 1.00 of the Plan is hereby amended by adding the following to the end thereof:
Effective June 10, 2009, the Plan was amended to provide that no additional individuals shall be eligible to participate in the Plan.
     2. Section 3.01(1) of the Plan is hereby amended by adding the following to the end thereof:
Effective June 10, 2009, no additional individuals shall be eligible to participate in the Plan.
     IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed by its duly authorized officer effective as of the date set forth above.

BOB EVANS FARMS, INC.
/s/ Joe Eulberg
Printed Name: Joe Eulberg Its: Senior Vice President – Human Resources